Trade Receivable, Net	12 Months Ended
Dec. 31, 2021
Trade and other current receivables [abstract]
Trade Receivable, Net	Trade Receivable, Net

	2021	2020
Trade receivables	Ps. 10,863	Ps. 9,705
The Coca-Cola Company (related party) (Note 13)	820	509
Loans to employees	82	82
FEMSA and subsidiaries (related parties) (Note 13)	634	624
Other related parties (Note 13)	139	138
Other	1,007	980
Allowance for doubtful accounts on trade receivables	(531)	(515)
	Ps. 13,014	Ps. 11,523
5.1 Trade receivables
Trade receivable representing rights arising from sales and loans to employees or any other similar concept, are presented net of discounts and the allowance for expected credit losses.
Coca-Cola FEMSA has accounts receivable from The Coca-Cola Company primarily arising from the latter’s participation in advertising and promotional programs.
Because less than the 2.2% of the trade receivables is unrecoverable, the Company does not have any customers classified as “high risk” which would be eligible to have special management conditions for the credit risk. As of December 31, 2021, the Company does not have a representative group of customers directly related to the expected loss.
In 2021 and 2020, during the Covid-19 pandemic, governments have implemented several preventive measures such as social distancing and the temporary closure of certain points of sale considered as nonessential. As such measures were eased, most businesses were able to reopen and this allowed the company to recover the accounts receivable. Given that the impact on this item was not material, the Company did not implement any relevant change to its models to estimate the receivables’ provisions.
The allowance for credit losses is calculated with an expected losses model that recognizes the impairment losses through all the contract life. Because they generally are short-term accounts receivable, the company defined a model with a simplified expected loss focus through a parametric model. The parameters used in the model are:
•Breach probability;
•Losses severity;
•Financing rate;
•Special recovery rate; and
•Breach exposure.
The carrying value of accounts receivable approximates its fair value as of December 31, 2021 and 2020.

Aging for trade receivables past due but not impaired	2021	2020
0 days	Ps. 11,689	Ps. 9,905
1-30 days	686	769
31-60 days	112	298
61-90 days	45	65
91-120 days	91	44
121 + days	391	442
Total	Ps. 13,014	Ps. 11,523
5.2 Changes in the allowance for expected credit losses

	2021	2020	2019
Balance at the beginning of the year	Ps. 515	Ps. 493	Ps. 595
Allowance for the year	35	119	314
Charges and write-offs of uncollectible accounts	6	(29)	(397)
Added in business combinations	—	—	4
Effects of changes in foreign exchange rates	(25)	(68)	(23)
Balance at the end of the year	Ps. 531	Ps. 515	Ps. 493

In determining the recoverability of trade receivables, the Company considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of the reporting period.
5.3 Payments from The Coca-Cola Company:
The Coca-Cola Company participates in certain advertising and promotional programs as well as in the Company’s refrigeration equipment and returnable bottles investment program. Contributions received by the Company for advertising and promotional incentives are recognized as a reduction in selling expenses and contributions received for the refrigeration equipment and returnable bottles investment program are recorded as a reduction in the carrying amount of refrigeration equipment and returnable bottles items. For the years ended December 31, 2021, 2020 and 2019 contributions due were Ps. 2,437, Ps. 1,482, and Ps. 2,274, respectively.